                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 11, 1999

--------------------------------------------------------------------------------

Exact name of registrant as specified in its
  charter:                                           Central Parking Corporation

State or other jurisdiction of incorporation:        Tennessee

Commission File Number:                              001-13950

IRS Employer Identification Number:                  62-1052916

Address of principal executive offices:              2401 21st Avenue South
                                                     Suite 200
                                                     Nashville, TN 37212

Registrant's telephone number, including area code:  (615) 297-4255

Former name or former address, if changed since
  last report:                                       Not applicable

ITEM 5. OTHER EVENTS

On February 11, 1999, the Registrant announced financial results for the first quarter of fiscal 1999.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
        AND EXHIBITS
        (c) EXHIBITS

        Exhibit No. 99.1          Text of press release date February 11, 1999.


                                     -MORE-

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned party duly authorized.

                                           Central Parking Corporation




                                           By: Stephen A. Tisdell
                                           Chief Financial Officer

Dated: February 15, 1999


                                     -MORE-